                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                November 16, 1995
                                -----------------
                Date of Report (Date of earliest event reported)




                                JAY JACOBS, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)



          Washington                 0-15934                91-0698077
          ----------                 -------                ----------
        (State or other       (Commission File No.)          (I.R.S.
        jurisdiction of                                      I.D. No.)
       incorporation or
         organization)


                                1530 Fifth Avenue
                           Seattle, Washington  98101
                           ---------------------------
  (Address of principal executive offices)             (Zip Code)


                                 (206) 622-5400
                                 --------------
               (Registrant's telephone number including area code)



                                (Not Applicable)
                                ----------------
          (Former name or former address, if changed since last report)

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Item 3.   BANKRUPTCY OR RECEIVERSHIP

(a)       Not applicable.

(b)       ORDER CONFIRMING PLAN OF REORGANIZATION

(1)-(3)

          On November 16, 1995, the United States District Court for the Western District of Washington (Seattle) (the "Bankruptcy Court") entered an order (the "Confirmation Order") confirming the Second Amended Chapter 11 Plan of Reorganization (the "Plan") of Jay Jacobs, Inc. (the "Company"). The Confirmation Order and the Plan are filed, respectively, as Exhibits 99.1 and 2 to this Form 8-K and are incorporated herein by reference. The effective date under the Plan is November 28, 1995 (the "Effective Date"), which is the first business day that is eleven (11) days after the Confirmation Order was entered on the Court's docket, absent a stay of the Confirmation Order under Bankruptcy Code Section 8005. The Confirmation Order became final and nonappealable on November 28, 1995. The Confirmation Order provides that it would be vacated if post-confirmation financing acceptable to the Company and the Unsecured Creditors Committee were not approved by an order entered by the Bankruptcy Court prior to the Effective Date. Such an order approving post-confirmation financing with LaSalle National Bank was entered on November 20, 1995.

          For a summary of the material features of the Plan, reference is made to the information set forth under the caption "Summary Of The Plan" under
Section V in the Debtor's First Amended Disclosure Statement regarding its Chapter 11 Plan of Reorganization dated October 16, 1995, filed as Exhibit 99.2 to this Form 8-K and incorporated herein by reference. The First Amended Disclosure Statement describes the First Amended Plan. The only material difference between the confirmed Second Amended Plan and the First Amended Plan is that the confirmed Plan provides for thirteen quarterly payments to Priority and Secured Tax Claimants, as defined in the Plan, rather than the four annual payments proposed in the First Amended Plan.

(4)

          As of the Effective Date, the Company had 6,007,283 shares of its common stock, par value $.01 per share ("Shares"), issued and outstanding. No Shares will be issued in respect of claims or interests filed and allowed under the Plan. Holders of Allowed Unsecured Claims, as defined in the Plan, have the right to elect by July 15, 1996, to receive 9.5% Per Annum Promissory Notes Due January 2, 2001, in lieu of certain cash payments, as more fully described in
Article IV.B of the Plan, filed as


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Exhibit 2 to this Form 8-K and incorporated herein by reference, and the
Promissory Note attached as Exhibit A to the Plan.

(5)

          For information as to the consolidated assets and liabilities of the Company and its subsidiaries, reference is made to the consolidated balance sheet contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended July 29, 1995, filed as Exhibit 13 to this Form 8-K and incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)       EXHIBITS

          Exhibit No.    Description
          -----------    -----------

               2 Company's Second Amended Chapter 11 Plan of Reorganization dated November 16, 1995

                         Exhibit A*     Specimen 9.5% Per Annum Promissory Note
                                        of the Company Due January 2, 2001

                         Exhibit B      Leases To Be Assumed

                         Exhibit C**    1995 Stock Option Plan of the Company

               13*** Form 10-Q of the Company for the quarterly period ended July 29, 1995


               99.1 Bankruptcy Court Order Confirming Company's Second Amended Chapter 11 Plan of Reorganization

--------------------

          * Previously filed with the Securities and Exchange Commission under File No. 0-15934 as Exhibit A to Exhibit 2 to the Company's Form 8-K dated October 16, 1995.

          ** Previously filed with the Securities and Exchange Commission under File No. 0-15934 as Exhibit D to Exhibit 2 to the Company's Form 8-K dated October 16, 1995.

          *** Previously filed with the Securities and Exchange Commission under File No. 0-15934.


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               99.2****  Company's First Amended Disclosure Statement Regarding
                         Its Chapter 11 Plan dated October 16, 1995

--------------------

          **** Previously filed with the Securities and Exchange Commission under File No. 0-15934 as Exhibit 99.5 to the Company's Form 8-K dated October 16, 1995.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated this 30th day of November, 1995.

                                        JAY JACOBS, INC.


                                        By   /s/ William L. Lawrence, Jr.
                                             ---------------------------
                                             William L. Lawrence, Jr.
                                             Senior Vice President and
                                             Chief Financial Officer


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